UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)

Effective May 29, 2015, the board of directors of Abakan Inc. (the “Company”) terminated

Costas Takkas as its chief financial officer and principal accounting officer.

(c)

Effective May 29, 2015, the board of directors appointed Robert H. Miller as its chief financial officer and principal accounting officer. Mr. Miller is sixty two (62) years old.

Mr. Miller brings to his new position seasoned management skills and a keen familiarity with accounting requirements having over 30 years of investment experience in several business ventures. He has also served as the Company’s chief executive officer and as a director since December 8, 2009, earning him a comprehensive familiarity with its business activities. Mr. Miller served as a director and officer of

Sonnen Corporation, a company once involved in the research and development of a novel process for energy generation consisting of specific materials and proprietary material combinations from June 16,

2009, and July 27, 2009, respectively until May 1, 2014. Since 2007, Mr. Miller has served as a director of Lifespan Biosciences Inc., a company commercializing proprietary antibodies, providing immune histochemistry services and developing localization databases.

Mr. Miller has a consulting agreement with the Company in connection with the services he renders as an executive officer. The compensatory terms of the consulting agreement are comprised solely of a base salary. However, the Company does intend to enter into an employment agreement with Mr. Miller to reflect his position as chief executive officer, chief financial officer and principal accounting officer. The compensatory terms of any new employment agreement would most likely be comprised of a base salary,

options to purchase shares of the Company’s common stock, and a retention award, in addition to health,

disability and life benefits.

Mr. Miller has not entered into any arrangement or understanding with any other persons in connection with his appointment as the Company’s chief financial officer and principal accounting officer.

Mr. Miller is not related to any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Since the beginning of its last fiscal year, Mr. Miller has not entered into a related transaction with the

Company in connection with his service as an officer and director.

_____________________________________________________________________________________

ITEM 7.01

REGULATION FD DISCLOSURE

The Company has made available on its website at www.abakaninc.com/presentations.html  a press release titled Abakan Announces Interim CFO, dated May 28, 2015, in connection with the appointment of a new chief financial and principal accounting officer.

The Company is furnishing said information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for the purposes of

Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

_____________________________________________________________________________________

(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

99.1

Attached

Press Release dated May 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

June 1, 2015

Name: Robert H. Miller

Title: Chief Executive Officer